                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 1999




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-10875                    13-3247827
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              file number)             Identification No.)

1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                          19406
 (Address of principal executive office)                         (Zip code)

                  Registrant's telephone number: (610) 992-7200


     (Former name, former address and former fiscal year, if changed since last report.)

                         NOVACARE, INC. AND SUBSIDIARIES



                NovaCare, Inc., (the "Registrant") is amending its Form 8-K filed June 16, 1999 to revise certain income tax adjustments included in
       Item 7(b). Pro Forma Financial Information. The revised adjustments do not affect the historical information for any period presented. Amounts in the "Pro Forma Adjustments" and "Pro Forma As Adjusted" columns in the Unaudited Pro Forma Condensed Consolidated Statements of Operations have been revised for income taxes, income (loss) from continuing operations and income (loss) from continuing operations per share in each of the nine-months ended March 31, 1999 and 1998 and the years ended June 30, 1998, 1997 and 1996.

       ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

                The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended June 30, 1998, 1997, and 1996 and the nine months ended March 31, 1999 and 1998 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Registrant adjusted to give effect to the disposition of the Registrant's Long-term Care Services business. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1999.

                The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

                The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements.

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE NINE MONTHS                        PRO FORMA
                                                      ENDED            PRO FORMA              AS
                                                 MARCH 31, 1999       ADJUSTMENTS          ADJUSTED
                                                 --------------       -----------          --------
  NET REVENUES...............................      $1,398,830         $317,417 (a)        $1,081,413
  COST OF SERVICES...........................       1,183,863          257,824 (a)           926,039
                                                   ----------         --------            ----------

       GROSS PROFIT..........................         214,967           59,593               155,374

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................          158,223          34,311 (a)           109,433
                                                                        14,479 (b)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          23,439            5,105 (a)            18,334
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          18,789            1,730 (a)            17,059
  PROVISION FOR RESTRUCTURE..................         129,747           98,647 (a)            31,100
                                                   ----------         --------            ----------
       (LOSS) FROM OPERATIONS................        (115,231)         (94,679)              (20,552)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................           1,506               --                1,506
  INVESTMENT INCOME..........................             423               94 (a)               329
  INTEREST EXPENSE...........................         (28,373)              --              (28,373)
  MINORITY INTEREST..........................          (2,355)              --               (2,355)
                                                   ----------         --------            ----------
       (LOSS) FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES.................        (144,030)         (94,585)              (49,445)
  INCOME TAXES...............................         (19,163)         (12,008)(c)            (7,155)
                                                   ----------         --------            ----------
       (LOSS) FROM CONTINUING OPERATIONS.....      $ (124,867)        $(82,577)           $  (42,290)
                                                   ==========         ========            ==========
    (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................      $    (1.99)                            $     (.67)
                                                   ==========                             ==========
       ASSUMING DILUTION.....................      $    (1.99)                            $     (.67)
                                                   ==========                             ==========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          62,738                                 62,738
                                                   ==========                             ==========
       ASSUMING DILUTION.....................          62,738                                 62,738
                                                   ==========                             ==========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE NINE MONTHS                             PRO FORMA
                                                      ENDED               PRO FORMA               AS
                                                 MARCH 31, 1998          ADJUSTMENTS           ADJUSTED
                                                 --------------          -----------           --------
  NET REVENUES...............................      $1,207,283            $480,452 (a)          $726,831

  COST OF SERVICES...........................         948,985             346,808 (a)           602,177
                                                   ----------            --------              ---------

        GROSS PROFIT.........................         258,298             133,644               124,654

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................         147,589              42,106 (a)            88,306
                                                                           17,177 (b)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          15,957               2,279 (a)            13,678
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          14,495               1,729 (a)            12,766
  PROVISION FOR RESTRUCTURE..................          23,500              23,500 (a)                --
                                                   ----------            --------              ---------
       INCOME FROM OPERATIONS................          56,757              46,853                 9,904
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................          38,128                  --                 38,128
  INVESTMENT INCOME..........................             617                 202 (a)                415
  INTEREST EXPENSE...........................         (20,117)                 --                (20,117)
  MINORITY INTEREST..........................            (887)                 --                   (887)
                                                   ----------            --------              ---------
       INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES.................          74,498              47,055                 27,443
  INCOME TAXES...............................          31,057              15,226 (c)             15,831
                                                   ----------            --------              ---------
       INCOME FROM CONTINUING
         OPERATIONS..........................      $   43,441            $ 31,829              $  11,612
                                                   ==========            ========              =========
    INCOME FROM CONTINUING OPERATIONS
       PER SHARE:
       BASIC.................................      $      .71                                  $     .19
                                                   ==========                                  =========
       ASSUMING DILUTION.....................      $      .69                                  $     .18
                                                   ==========                                  =========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          61,275                                     61,275
                                                   ==========                                  =========
       ASSUMING DILUTION.....................          63,226                                     63,226
                                                   ==========                                  =========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                HISTORICAL RESULTS                            PRO FORMA
                                                FOR THE YEAR ENDED        PRO FORMA               AS
                                                  JUNE 30, 1998          ADJUSTMENTS           ADJUSTED
                                                  -------------          -----------           --------
  NET REVENUES...............................      $1,671,925            $634,354 (a)         $1,037,571

  COST OF SERVICES...........................       1,317,266             459,848 (a)            857,418
                                                   ----------            --------             ----------

        GROSS PROFIT.........................         354,659             174,506                180,153

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................         199,293              55,291 (a)            120,837
                                                                           23,165 (b)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          21,907               3,620 (a)             18,287
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          20,269               2,304 (a)             17,965
  PROVISION FOR RESTRUCTURE..................          23,500              23,500 (a)                 --
                                                   ----------            --------             ----------
       INCOME FROM OPERATIONS................          89,690              66,626                 23,064
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................          38,805                  --                 38,805
  INVESTMENT INCOME..........................             830                 236 (a)                594
  INTEREST EXPENSE...........................         (28,285)                 --                (28,285)
  MINORITY INTEREST..........................          (1,494)                 --                 (1,494)
                                                   ----------            --------             ----------
       INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES.................          99,546              66,862                 32,684
  INCOME TAXES...............................          41,631              21,707 (c)             19,924
                                                   ----------            --------             ----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................      $   57,915            $ 45,155             $   12,760
                                                   ==========            ========             ==========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................      $      .94                                 $     (.21)
                                                   ==========                                 ==========
       ASSUMING DILUTION.....................      $      .91                                 $     (.20)
                                                   ==========                                 ==========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          61,742                                     61,742
                                                   ==========                                 ==========
       ASSUMING DILUTION.....................          63,584                                     63,584
                                                   ==========                                 ==========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS                                PRO FORMA
                                               FOR THE YEAR ENDED         PRO FORMA                  AS
                                                  JUNE 30, 1997          ADJUSTMENTS              ADJUSTED
                                               ------------------        -----------             ---------
NET REVENUES..................................     $ 1,066,451          $   549,526(a)          $   516,925
COST OF SERVICES..............................         806,365              401,009(a)              405,356
                                                   -----------          -----------             -----------

      GROSS PROFIT............................         260,086              148,517                 111,569

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES.....................         146,289               49,781(a)               76,467
                                                                             20,041(b)
PROVISION FOR UNCOLLECTIBLE
  ACCOUNTS....................................          19,708                6,194(a)               13,514
AMORTIZATION OF EXCESS COST
  OF NET ASSETS ACQUIRED......................          13,548                2,304(a)               11,244
                                                   -----------          -----------             -----------
     INCOME FROM OPERATIONS...................          80,541               70,197                  10,344
INVESTMENT INCOME.............................           1,740                  366(a)                1,374
INTEREST EXPENSE..............................         (15,244)                --                   (15,244)
MINORITY INTEREST.............................            (236)                --                      (236)
                                                   -----------          -----------             -----------
     INCOME (LOSS) FROM CONTINUING
       OPERATIONS BEFORE INCOME TAXES.........          66,801               70,563                  (3,762)
INCOME TAXES..................................          27,891               25,270(c)                2,621
                                                   ===========          ===========             ===========
     INCOME (LOSS) FROM CONTINUING
       OPERATIONS.............................     $    38,910          $    45,293             $    (6,383)
                                                   ===========          ===========             ===========
  INCOME (LOSS) FROM CONTINUING OPERATIONS
    PER SHARE:
     BASIC....................................     $       .64                                  $      (.10)
                                                   ===========                                  ===========
     ASSUMING DILUTION........................     $       .62                                  $      (.10)
                                                   ===========                                  ===========
  WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING:
     BASIC....................................          61,031                                       61,031
                                                   ===========                                  ===========
     ASSUMING DILUTION........................          62,455                                       62,455
                                                   ===========                                  ===========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS                               PRO FORMA
                                               FOR THE YEAR ENDED         PRO FORMA                 AS
                                                  JUNE 30, 1996          ADJUSTMENTS             ADJUSTED
                                               ------------------        -----------            ---------
NET REVENUES.................................      $ 793,038              $ 500,385(a)          $ 292,653
COST OF SERVICES.............................        584,956                363,356(a)            221,600
                                                   ---------              ---------             ---------

     GROSS PROFIT............................        208,082                137,029                71,053

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES....................        130,980                 63,070(a)             60,698
                                                                              7,212(b)
PROVISION FOR UNCOLLECTIBLE
  ACCOUNTS...................................         16,359                  8,262(a)              8,097
AMORTIZATION OF EXCESS COST
  OF NET ASSETS ACQUIRED.....................          9,874                  2,267(a)              7,607
PROVISION FOR RESTRUCTURE....................         13,370                   --                  13,370
                                                   ---------              ---------             ---------
     INCOME (LOSS) FROM  OPERATIONS..........         37,499                 56,218               (18,719)
INVESTMENT INCOME............................          4,999                    150(a)              4,849
INTEREST EXPENSE.............................        (12,536)                  --                 (12,536)
MINORITY INTEREST............................            (96)                  --                     (96)
                                                   ---------              ---------             ---------
     INCOME (LOSS) FROM CONTINUING
        OPERATIONS BEFORE INCOME TAXES.......         29,866                 56,368               (26,502)
INCOME TAXES.................................         14,585                 23,828(c)             (9,243)
                                                   ---------              ---------             =========
     INCOME (LOSS) FROM CONTINUING
       OPERATIONS............................      $  15,281              $  32,540             $ (17,259)
                                                   =========              =========             =========
  INCOME (LOSS) FROM CONTINUING OPERATIONS
    PER SHARE:
     BASIC...................................      $     .24                                    $    (.27)
                                                   =========                                    =========
     ASSUMING DILUTION.......................      $     .24                                    $    (.27)
                                                   =========                                    =========
  WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING:
     BASIC...................................         63,459                                       63,459
                                                   =========                                    =========
     ASSUMING DILUTION.......................         63,918                                       63,918
                                                   =========                                    =========

                         NOVACARE, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



(a) To eliminate results of operations of the Long-term Care Services business for the entire period.

(b) To eliminate support costs directly attributable to the Long-term Care Services business that will not continue.

(c) To reflect the adjustment to income tax expense based on pro forma income before income taxes.

                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 HISTORICAL
                                                                   AS OF             PRO FORMA            PRO FORMA AS
                                                               MARCH 31, 1999       ADJUSTMENTS             ADJUSTED
                                                                -----------         -----------            -----------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS ............................        $    23,804         $      --              $    23,804
  ACCOUNTS RECEIVABLE ..................................            301,369             (93,877)(b)            207,492
  INVENTORIES ..........................................             45,135                --                   45,135
  INCOME TAX RECEIVABLE ................................             27,869                 (60)(b)             27,809
  DEFERRED INCOME TAXES ................................             14,580                --                   14,580
  OTHER CURRENT ASSETS .................................             27,771              (4,121)(b)             23,650
  NET ASSETS OF DISCONTINUED OPERATIONS.................               --                82,944 (b)             82,944
                                                                -----------         -----------            -----------
      TOTAL CURRENT ASSETS .............................            440,528             (15,114)               425,414
PROPERTY AND EQUIPMENT, NET ............................             64,541              (1,572)(b)             62,969
EXCESS COST OF NET ASSETS ACQUIRED, NET.................            719,592                --                  719,592
INVESTMENTS IN JOINT VENTURE ...........................             15,203                --                   15,203
OTHER ASSETS, NET ......................................             49,965             (17,720)(b)             32,245
                                                                -----------         -----------            -----------
                                                                $ 1,289,829         $   (34,406)           $ 1,255,423
                                                                ===========         ===========            ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  CURRENT PORTION OF FINANCING ARRANGEMENTS ............        $   540,696         $    30,000 (a)        $   570,696
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES ................            160,796             (28,653)(b)            132,143
                                                                -----------         -----------            -----------
      TOTAL CURRENT LIABILITIES ........................            701,492               1,347                702,839
FINANCING ARRANGEMENTS, NET OF CURRENT PORTION..........             55,267                --                   55,267
DEFERRED INCOME TAXES ..................................             41,684                --                   41,684
OTHER ..................................................              6,200                --                    6,200
                                                                -----------         -----------            -----------
      TOTAL LIABILITIES ................................            804,643               1,347                805,990
                                                                -----------         -----------            -----------
MINORITY INTEREST ......................................             27,501                --                   27,501
COMMITMENTS AND CONTINGENCIES ..........................               --                  --                     --
SHAREHOLDERS' EQUITY:
  COMMON STOCK .........................................                684                --                      684
  ADDITIONAL PAID-IN CAPITAL ...........................            274,285                --                  274,285
  RETAINED EARNINGS ....................................            225,388             (30,000)(a)            189,635
                                                                                         (5,753)(b)
                                                                -----------         -----------            -----------
                                                                    500,357             (35,753)               464,604
     LESS:  COMMON STOCK IN TREASURY ...................            (42,672)               --                  (42,672)
                                                                -----------         -----------            -----------
               TOTAL SHAREHOLDERS' EQUITY ..............            457,685             (35,753)               421,932
                                                                -----------         -----------            -----------
                                                                $ 1,289,829         $   (34,406)           $ 1,255,423
                                                                ===========         ===========            ===========

                         NOVACARE, INC. AND SUBSIDIARIES
           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


         (a) Adjustment to reflect the Registrant's liability and related loss as a result of the $30 million working capital guarantee provided to the Purchaser.

         (b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the Transaction and the Selected Markets Exit, the Registrant classified all of the accounts receivable, net of allowance, entitled to the Registrant, certain other assets retained by the Registrant and current liabilities assumed by the Registrant as a result of the Transaction and the Selected Markets Exit accounts receivable, net of allowance, and liabilities as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the Transaction have been eliminated and a loss of $5,753 recorded.

         (c)    Net Assets of Discontinued Operations consist of the following:

                                                              Selected Markets            Transaction                Total
                                                                    Exit
                                                             --------------------     --------------------    ---------------------
             Accounts receivable, net of                     $         41,907         $          51,970       $          93,877
               allowances...............................
             Other receivables, net of allowances.......               17,258                      462                  17,720
             Accounts payable and accrued liabilities...              (17,027)                 (11,626)                (28,653)
                                                             --------------------     --------------------    ---------------------
                  Net Assets of Discontinued                  $        42,138         $         40,806        $          82,944
                    Operations..........................     ====================     ====================    =====================

                         NOVACARE, INC. AND SUBSIDIARIES


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       NOVACARE, INC.
                                                        (Registrant)




         June 29, 1999                       By /s/     Robert E. Healy, Jr.
                                               ---------------------------------
                                                    Robert E. Healy, Jr.,
                                                    Senior Vice President,
                                                    Finance & Administration and
                                                    Chief Financial Officer





         June 29, 1999                       By /s/     Barry E. Smith
                                               ---------------------------------
                                                    Barry E. Smith
                                                    Vice President,
                                                    Controller and
                                                    Chief Accounting Officer